UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): April 10, 2006

DIAMOND ONE, INC.
(Exact name of registrant as specified in its charter)

Colorado	None	47-0892061

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Twin Dolphin Drive, 6th Floor
Redwood City, California 94065
(Address of principal executive offices) (Zip Code)

(650) 632-4440
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective April 10, 2006, Comiskey & Company, P.C. resigned as principal independent accountant to Diamond One, Inc., a Colorado corporation (the “Registrant”), due to independence concerns relating to a prior consulting arrangement Comiskey & Company, P.C. had entered into with the PureDepth Group, a group of entities affiliated with PureDepth Technologies, Inc. (“PD Technologies”), a Delaware corporation and a wholly owned subsidiary of the Registrant pursuant to a merger transaction with the Registrant completed on March 31, 2006 (the “Merger”). Comiskey & Company, P.C.’s independent auditor’s report dated March 23, 2006, furnished in connection with the Registrant’s annual report on Form 10-KSB for the fiscal year ended January 31, 2006 (filed on March 30, 2006), contained an opinion raising substantial doubt about the Registrant’s ability to continue as a going concern. There were not, during the Registrant’s two most recent fiscal years and any subsequent interim period preceding such resignation, any disagreements with Comiskey & Company, P.C. relating to accounting principles or practice, financial statements or disclosures, or auditing scope or procedures, which, if not resolved to the satisfaction of Comiskey & Company, P.C, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

The Registrant has requested that Comiskey & Company, P.C. furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

The Registrant has engaged Mark Bailey & Company, Ltd. to serve as the Registrant’s new independent public accounting firm. Mark Bailey & Company, Ltd. conducted the audit of the PureDepth group in connection with the Merger, and is familiar with the business now owned and operated by the Registrant.

In the Registrant’s two most recent fiscal years and any subsequent interim period to the date hereof, the Registrant has not consulted with Mark Bailey & Company, Ltd. regarding either:

(i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report or oral advice was provided to the Registrant that Mark Bailey & Company, Ltd. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description
16.1	Letter of Comiskey & Company, P.C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND ONE, INC.: (REGISTRANT)

Date: April 13, 2006	By:	/s/ Fred Angelopoulos
Fred Angelopoulos, Chief Executive Officer

EXHIBIT INDEX

16.1     Letter of Comiskey & Company, P.C. (filed herewith).